Filed pursuant to Rule 497(e)	Registration Statement Nos. 33‑29180 and 811‑05823
Domini Investment Trust
Supplement dated August 1, 2024
to the Prospectus and Statement of Additional Information,
each dated November 30, 2023
regarding
DOMINI IMPACT INTERNATIONAL EQUITY FUNDSM
INVESTOR SHARES (DOMIX), INSTITUTIONAL SHARES (DOMOX) AND CLASS Y SHARES (DOMYX)
NEW MANAGEMENT FEE SCHEDULE APPROVED
The Board of Trustees of the Domini Investment Trust (the “Board”) has approved a reduction in the management fee rate payable by the Domini Impact International Equity Fund (the “Fund”), effective August 1, 2024.

1.	Domini Impact International Equity Fund

a.
In the section titled “Fees and expenses of the Fund” on page 36 of the prospectus, the table entitled “Annual Fund operating expenses” is deleted in its entirety and replaced with the following, effective August 1, 2024:

Share classes	Investor	Institutional	Class Y
Management fees[1]	0.83%	0.83%	0.83%
Distribution (12b‑1) fees	0.25%	None	None
Other expenses	0.23%	0.07%	0.11%
Total annual Fund operating expenses	1.31%	0.90%	0.94%
1 Restated to reflect current fees.

b.	In the section titled “Example” on page 37 of the prospectus, the table entitled “Share classes” is deleted in its entirety and replaced with the following:

Share classes (whether or not shares are redeemed)	1 Year	3 Years	5 Years	10 Years
Investor	$133	$415	$718	$1,579
Institutional	$92	$287	$498	$1,108
Class Y	$96	$300	$520	$1,155

2.
The following replaces the corresponding information regarding the management fee rate payable by the Fund on page 108 of the prospectus and page 46 of the Statement of Additional Information, effective August 1, 2024:

Domini Impact International Equity Fund. The Fund pays Domini Impact Investments LLC fees for managing the Fund and for providing certain services. Effective August 1, 2024, for managing the Fund, Domini receives fees at the following rates: 0.94% of the first $250 million of net assets managed, 0.83% of the next $250 million, 0.75% of the next $250 million of net assets managed, 0.73% of the next $250 million of net assets managed, and 0.70% of net assets managed in excess of $1 billion.
If you have any questions concerning this supplement, please contact Domini at 1‑800‑582‑6757.
PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS AND SAI FOR FUTURE REFERENCE.